UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization and Merger

On December 17, 2025, Heritage Commerce Corp, a California corporation (the “Company”) and CVB Financial Corp., a California corporation (“CVBF”) entered into an Agreement and Plan of Reorganization and Merger (the “Reorganization Agreement”), pursuant to which the Company will merge with and into CVBF, with CVBF as the surviving corporation (the “Merger”). Promptly following the Merger, Heritage Bank of Commerce, a California banking corporation and wholly-owned subsidiary of the Company (“Heritage Bank”), will merge with and into Citizens Business Bank, National Association, a national bank and wholly-owned subsidiary of CVBF (“Citizens”), with Citizens continuing as the surviving bank. The Merger Agreement was unanimously approved by the boards of directors of each of the Company and CVBF.

Subject to the terms and conditions of the Reorganization Agreement, upon consummation of the Merger, each share of the Company’s common stock outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive 0.65 shares (the “Exchange Ratio”) of CVBF’s common stock, without interest thereon (the “Merger Consideration”).

Under the Reorganization Agreement:

•	At the Effective Time, each option to purchase shares of Company common stock under any Company stock plan that is outstanding immediately prior to the Effective Time will be cancelled and the holder thereof will be entitled to receive an amount in cash equal to the product of (i) the number of shares of Company common stock subject to such option and (ii) the positive excess, if any, of (a) the applicable cashout price of such option (calculated as an amount, rounded to the nearest cent, equal to the product of (x) the 20-day volume weighted average closing price of a share of CVBF common stock as of the fifth business day prior to the closing date, and (y) the Exchange Ratio), over (b) the exercise price per share, less applicable taxes.

•	At the Effective Time, each outstanding restricted stock award, restricted stock unit award (other than any Interim Period Company RSU Award, as described below) and performance-based restricted stock unit award under the Company stock plans will accelerate in full (with the number of shares of Company common stock underlying any performance-based restricted stock unit award to equal the target number of shares), and such stock awards will be converted into, and become exchanged for, the Merger Consideration, less applicable taxes.

•	At the Effective Time, each restricted stock unit award that is granted following December 17, 2025 to employees (an “Interim Period Company RSU Award”) will be converted into a substitute restricted stock unit award denominated in shares of CVBF common stock under the CVBF stock plan (a “CVBF RSU Award”), with the number of shares of CVBF common stock subject to each such CVBF RSU Award to equal the product (rounded down to the nearest whole number) of (i) the number of shares of Company common stock subject to such Interim Period Company RSU Award immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio. Each such CVBF RSU Award will have substantially the same terms and conditions as those applicable to the Interim Period Company RSU Award, including with respect to the vesting schedule, accelerated vesting on termination of employment and payment of such CVBF RSU Awards, as were applicable as of the Effective Time, but with the broad-based governance terms to be those applicable under the CVBF stock plan.

The Company and CVBF have made representations, warranties and covenants in the Reorganization Agreement customary for transactions of this type. Subject to certain exceptions, each of the Company and CVBF has agreed, among other things, to covenants relating to (i) the conduct of its business during the interim period between the execution of the Reorganization Agreement and the consummation of the Merger, (ii) filing and obtaining regulatory approvals, (iii) obligations to call a meeting of its shareholders to vote upon the approval of the principal terms of the Reorganization Agreement, (iv) obligations for their respective boards to recommend in favor of the approval by the respective shareholders of the principal terms of the Reorganization Agreement and (v) non-solicitation obligations relating to alternative acquisition proposals.

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CVBF has also agreed to take such actions as are necessary to appoint at the effective time of the Merger (i) two mutually agreed-upon directors of the Company to the board of directors of CVBF and Citizens and (ii) Clay Jones as President of CVBF and Citizens.

The consummation of the Merger is subject to certain conditions, including (i) the receipt of regulatory approvals without the imposition of any materially burdensome regulatory condition, (ii) the receipt of the requisite approval of the shareholders of CVBF and the Company, (iii) the absence of any law or order prohibiting the closing and (iv) the effectiveness of the registration statement to be filed by CVBF with respect to the shares of CVBF common stock to be issued to the shareholders of the Company. The obligation of each party to consummate the Merger is also conditioned upon (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Reorganization Agreement, (iii) entry by Mr. Clay Jones into an employment agreement with CVBF consistent with the terms of a definitive offer letter previously provided to the Company, providing that Mr. Jones will serve as President of the surviving corporation and the surviving bank following the closing, to be effective upon the closing, (iv) receipt by such party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended and (v) the absence of a material adverse effect with respect to the other party since the date of the Reorganization Agreement. The obligation of CVBF to consummate the Merger is also conditioned upon, among other things, on the Company meeting specified minimum requirements for common equity tier 1 capital (as adjusted for certain merger-related transaction costs), total non-interest bearing deposits, total loans and total deposits.

The Reorganization Agreement contains certain termination rights for the Company and CVBF, including if (i) the Merger is not consummated by January 15, 2027 (the “Outside Date”), (ii) the necessary regulatory approvals are denied, (iii) there has been a breach by the other party that is not cured such that the applicable closing conditions are not satisfied or (iv) prior to approval of the other party’s shareholders, if the other party materially breaches its non-solicitation obligations relating to alternative acquisition proposals or such other party’s board withdraws or adversely modifies its recommendation to its shareholders. The Reorganization Agreement also provides that a termination fee of $32,450,000 will be payable by either the Company or CVBF, as applicable, following termination of the Reorganization Agreement under certain circumstances.

The foregoing description of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Reorganization Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, CVBF, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Reorganization Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Reorganization Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, CVBF, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

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Voting and Support Agreements

Concurrently with the execution and delivery of the Reorganization Agreement, each of the members of the Board of Directors of the Company and the CVBF Board, have entered into a Voting and Support Agreement, pursuant to which he, she or it will agree, in his, her or its capacity as a shareholder of the Company, as applicable, to vote in favor of the requisite approval of shareholders of the Company or CVBF, as applicable, pursuant to the Reorganization Agreement.

The foregoing description of the form of Voting and Support Agreements is qualified in its entirety by reference to the full text of the forms of such agreement, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To mitigate the potential adverse impact of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), on both the Company and each of Seth Fonti, Susan Just, Thomas A. Sa and Dustin M. Warford in connection with the consummation of the Merger, on December 18, 2025, the Personnel & Compensation Committee of the Board of Directors of the Company approved for each such executive: (i) the accelerated payment by no later than December 31, 2025 of 95% of each executive’s target annual cash incentive award in respect of fiscal year 2025 that would otherwise have been payable in March of 2026, and (ii) the accelerated vesting by no later than December 31, 2025 of certain Company restricted stock unit awards and restricted stock awards held by each of Ms. Just and Messrs. Sa and Warford that were scheduled to vest in the ordinary course on or before May 2, 2026 (or in the case of Ms. Just, September 7, 2026), in each case, subject to repayment of the accelerated amounts or awards to the Company in the event the executive’s employment is terminated due to resignation or involuntary termination for Cause (as defined in the executive’s employment agreement with the Company) prior to the date that such amounts would have otherwise been paid or vested in accordance with the applicable terms.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction (including statements about the future financial and operating results and impact on CVBF’s earnings and tangible book value per share), the plans, objectives, expectations and intentions of Citizens and Heritage, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

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Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: difficulties and delays in integrating Heritage’s business, key personnel and customers into Citizens’ business and operations, and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and other business disruption following the merger, including difficulties in maintaining relationships with employees; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where Citizens and Heritage lend; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; Citizens’ or Heritage’s ability to retain and increase market share, to retain and grow customers and to control expenses; the costs or effects of mergers, acquisitions or dispositions Citizens may make, whether Citizens and Heritage are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or Citizens’ ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; Citizens’ timely development and implementation of new banking products and services and the perceived overall value of these products and services by customers and potential customers; Citizens’ or Heritage’s relationships with and reliance upon outside vendors with respect to certain of Citizens’ or Heritage’s key internal and external systems, applications and controls; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement to which Citizens and Heritage are parties; changes in commercial or consumer spending, borrowing and savings patterns, preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, blockchain technology, fintech, artificial intelligence, and other financial products, systems or services); changes in the financial performance and/or condition of Citizens’ or Heritage’s borrowers or depositors; fluctuations in Citizens’ or Heritage’s share price before closing, and the resulting impact on Citizens’ ability to raise capital or to make acquisitions, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; Citizens’ ability to recruit and retain key executives, board members and other employees; the failure of Citizens or Heritage to obtain regulatory or shareholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the proposed merger on a timely basis or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction; the dilution caused by the issuance of shares of CVBF’s common stock in the transaction; possible impairment charges to goodwill, including any impairment that may result from increased volatility in Citizens’ or Heritage’s stock price; possible credit-related impairments or declines in the fair value of loans and securities held by CVBF or Heritage; volatility in the credit and equity markets and its effect on the general economy, and local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on CVBF or Heritage, their customers and their capital, deposits, assets and liabilities; Citizens’ or Heritage’s ability to attract deposits and other sources of funding or liquidity; changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; catastrophic events or natural disasters, including earthquakes, drought, climate change or extreme weather events that may affect our assets, communications or computer services, customers, employees or third-party vendors; public health crises and pandemics, and their effects on the economic and business environments in which Citizens and Heritage operate; changes in the competitive environment among banks and other financial services and technology providers, and competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; the strength of the United States economy and the strength of the local economies in which we conduct business; the effects of, and changes in, immigration, trade, tariff, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; the impact of changes in financial services policies, laws, regulations, and ongoing or unanticipated regulatory or legal proceedings or outcomes, including those concerning banking, taxes, securities, and insurance, and the application thereof by regulatory agencies; the effectiveness of Citizens’ or Heritage’s risk management framework and quantitative models and our ability to manage the risks involved in regulatory, legal or policy changes; the risks associated with Citizens’ or Heritage’s loan portfolio, including the risks of any geographic and industry concentrations; volatility and disruptions in global capital and credit markets; the impact of systemic or non-systemic failures, crisis or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; cybersecurity threats and fraud and the costs of defending against them, including the costs of compliance with legislation or regulations to combat fraud and cybersecurity threats; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings relating to the merger (including any securities, shareholder class actions, lender liability, bank operations, check or wire fraud, financial product or service, data privacy, health and safety, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, FDIC, Office of the Comptroller of the Currency, and California DFPI; and other factors that may affect the future results of Citizens and Heritage.

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Additional factors that could cause results to differ materially from those described above can be found in CVBF’s Annual Report on Form 10-K for the year ended December 31, 2024 (available here) and subsequently filed Quarterly Reports on Form 10-Q, which are on file with the SEC and available on CVBF’s website at www.cbbank.com under the “Investors” tab, and in other documents CVBF files with the SEC, and in Heritage’s Annual Report on Form 10-K for the year ended December 31, 2024 (available here) and subsequently filed Quarterly Reports on Form 10-Q, which are on file with the SEC and available on Heritage’s website, www.heritagecommercecorp.com, under the “Investor Relations” tab and in other documents Heritage files with the SEC, and in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither CVBF nor Heritage assumes any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If CVBF or Heritage updates one or more forward-looking statements, no inference should be drawn that CVBF or Heritage will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information About the Proposed Merger and Where to Find It

In connection with the proposed merger, CVBF will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Citizens and Heritage and a Prospectus of CVBF (the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed merger. Certain matters in respect of the proposed merger involving Citizens and Heritage will be submitted to CVBF’s shareholders or Heritage’s shareholders, as applicable, for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Before making any voting or investment decision, investors and security holders of CVBF and security holders of Heritage are urged to carefully read the entire registration statement and the Joint Proxy Statement/Prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed merger. The documents filed by CVBF and Heritage with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CVBF may be obtained free of charge at Citizens’ website at www.cbbank.com under the “Investors” tab or at Heritage’s website at www.heritagecommercecorp.com under the “Investor Relations” tab. Alternatively, these documents, when available, can be obtained free of charge by directing a written request to Citizens, Attention: Investor Relations, 701 North Haven Avenue, Ontario, CA 91764, or by calling (909) 980-4030, or to Heritage Commerce Corp, Attention: Investor Relations, 224 Airport Parkway, San Jose, CA 95110 or by calling (408) 947-6900.

Participants in the Solicitation

Citizens, Heritage, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CVBF shareholders or Heritage shareholders in connection with the proposed merger transaction under the rules of the SEC.

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Information regarding Citizens’ directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in CVBF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled “Board Oversight and Structure,” “Our Executive Officers,” “The Nominees” “Certain Relationships and Related Person Transactions,” “Director Compensation,” “Compensation Arrangements with our President and Chief Executive Officer,” “Compensation Arrangements with our Other Named Executive Officers,” “Summary of Compensation Table” and “How Much Stock Do CVB Financial Corp.’s Directors and Executive Officers Own” in CVBF’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2025 (available here); the Form 8-K filed with the SEC on October 23, 2025 regarding the election of a new director (available here); and other documents filed by CVBF with the SEC. Information regarding Heritage’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Heritage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 10, 2025 (available here); in the sections entitled “The Board and Corporate Governance,” “Director Compensation,” “Our Executive Officers,” “Executive Compensation,” “Beneficial Ownership of Common Stock,” and “Transactions with Management” in Heritage’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2025 (available here); and other documents filed by Heritage with the SEC, and in each case, in particular, the discussion of “Risk Factors” set forth in such filings.

To the extent holdings of CVBF’s common stock by the CVBF directors and executive officers, or holdings of Heritage’s common stock by the Heritage directors and executive officers, have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available at https://www.sec.gov/edgar/browse/?CIK=354647&owner=exclude, in the case of CVBF, and available at https://www.sec.gov/edgar/browse/?CIK=1053352&owner=exclude, in the case of Heritage). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus relating to the proposed merger. Free copies of this document and the above-mentioned Joint Proxy Statement/Prospectus when it becomes available, may be obtained as described in the preceding section titled “Additional Information About the Proposed Merger and Where to Find It.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization and Merger, dated as of December 17, 2025, by and between Heritage Commerce Corp and CVB Financial Corp.*

99.1	Form of Voting and Support Agreement – Company (incorporated by reference to Exhibit A-1 of the Reorganization Agreement filed as Exhibit 2.1 hereto)

99.2	Form of Voting and Support Agreement – CVBF (incorporated by reference to Exhibit A-2 of the Reorganization Agreement filed as Exhibit 2.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Confidential disclosure schedules omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company undertakes to furnish supplemental copies of any omitted schedules to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Commerce Corp

Date: December 23, 2025	/s/ Seth Fonti
Seth Fonti
Executive Vice President and Chief Financial Officer

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